Summary Prospectus	April 30, 2014

Driehaus Event Driven Fund

Ticker: DEVDX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated April 30, 2014, as may be subsequently amended, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus and other information about the Fund online (http://www.driehaus.com/Fund-Reports.php). You can also get this information at no cost by calling 1-877-779-0079 or by sending an email request to mutualfunds@driehaus.com, or by asking any financial advisor, bank, or broker-dealer who offers shares of the Fund.

Investment Objective

Driehaus Event Driven Fund seeks to provide positive returns over full-market cycles.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge Imposed on Purchases	None
Maximum Deferred Sales Charge	None
Maximum Sales Charge Imposed on Reinvested Dividends	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.00%
Other Expenses
Other Expenses Excluding Dividends and Interest on Short Sales*	0.56%
Dividends and Interest on Short Sales**	n/a

Total Annual Fund Operating Expenses	1.56%

* “Other	Expenses Excluding Dividends and Interest on Short Sales” are estimated for the current fiscal year.

** “Dividends	and Interest on Short Sales” cannot be estimated and, therefore, actual Fund expenses may be higher than those shown.

Expense Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$159	$493

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable

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account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the period from the Fund’s commencement of operations (August 26, 2013) through December 31, 2013, the Fund’s portfolio turnover rate was 104% (not annualized) of the average value of its portfolio.

Principal Investment Strategy

The Fund is actively managed by using techniques intended to provide positive returns over full-market cycles. In making investment decisions, Driehaus Capital Management LLC, the Fund’s investment adviser (the “Adviser”), will employ event-driven strategies designed to exploit disparities or inefficiencies in U.S. and foreign (non-U.S.) equity and debt markets. The Adviser will seek investment opportunities where a catalyst is expected to occur within the near to intermediate term, generally within 12 months, to unlock the value embedded in the investment opportunity. Investment opportunities will often center on corporate events such as bankruptcies, mergers, acquisitions, refinancings, corporate reactions to government and regulatory agency rulings, earnings surprises and other corporate events. The Fund will invest in a broad range of asset classes, including fixed-income and floating rate debt securities (across credit tiers), loans, common stocks, preferred stocks, American Depositary Receipts and Global Depositary Receipts, options, futures and swaps. Securities held will be issued by, or be in reference to, U.S. and non-U.S. companies. The Fund may also invest in currencies.

The Fund seeks to target an annualized volatility, as measured by the standard deviation of returns, of less than that of the S&P 500® Index over full-market cycles, which are typically periods of three to five years. Annualized volatility refers to the fluctuation of a security’s value on a yearly basis. The Fund’s volatility will be monitored daily and positions within the Fund will be adjusted as appropriate to attempt to achieve the stated volatility target. The Fund holds both long and short positions in debt securities (both sovereign and corporate), equity securities and currencies. The debt securities held in the Fund may be fixed income or floating rate securities, including fixed and floating rate loans. These securities may have a senior right to repayment (“Senior Loans”) and/or may be of either investment grade or non-investment grade (“junk”) credit quality. Debt securities may or may not have been rated by a rating agency and the Adviser is not constrained by ratings when selecting debt securities for investment. The Fund may invest in debt securities of any maturity and does not attempt to maintain any pre-set average portfolio maturity or duration. The Fund also invests in common and preferred stocks across all market capitalizations and regions. The Fund will have significant exposure to foreign currencies and interest rates.

The Fund also holds derivative instruments, including swaps, options, futures and forwards that provide long and short exposures to debt securities, equity securities and currencies. The Fund may use derivatives to manage interest rate and currency risk, as part of a hedging strategy (attempting to reduce risk by offsetting one investment position with another) and/or to replicate outright long or short exposures. In addition to investing in outright long and short positions, as part of its investment strategy, the Fund will engage in a variety of arbitrage trading strategies that seek to take advantage of relative value opportunities between two or more securities. The Fund may hold a substantial position in cash and money market instruments. The cash holdings of the Fund will vary significantly based on the Adviser’s use of equity and credit derivatives. Generally, the more derivatives held within the Fund, the higher its cash balance.

The securities and instruments that the Fund invests in may trade in markets in multiple countries. The Fund’s investments may be highly concentrated in a geographic region or country, including emerging market countries. The Fund will invest in a relatively low number of issuers, making it a non-diversified fund. The Fund may frequently and actively trade its portfolio.

Principal Risks

All investments, including those in mutual funds, have risks. No investment is suitable for all investors. The Fund is intended for investors who seek positive returns under a variety of market conditions and can accept the risks involved with its investments, and who can accept the fact that there will be principal fluctuation. Of course, there can be no assurance that the Fund will achieve its objective. You may lose money by investing in the Fund. Below are the main risks of investing in the Fund:

Event Risk

Event-driven opportunities may not occur as anticipated, resulting in potentially reduced returns or losses to the Fund as it unwinds trades where those opportunities do not materialize as anticipated.

Market Risk

The Fund is subject to market risk, which is the possibility that securities prices overall, including both debt and equity securities, will decline over short or even long periods. Securities markets tend to move in cycles, with periods of rising prices and periods of falling prices. These fluctuations are expected to have a substantial influence on the value of the Fund’s shares.

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Main Risks of Debt Securities

Debt securities may be subject to credit risk, interest rate risk, prepayment and extension risk as well as call risk. Credit risk is the failure of an issuer or borrower to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond or creditworthiness of a borrower, which can cause the security’s price to fall, potentially lowering the Fund’s share price. Prices of bonds and Senior Loans tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond and Senior Loan prices and, accordingly, the Fund’s share price. The longer a debt security’s effective maturity and duration, the more its price is likely to react to interest rates. Interest rate changes normally have different effects on variable or floating rate securities than they do on securities with fixed interest rates. When interest rates fall, debt securities may be repaid more quickly than expected and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt securities may be repaid more slowly than expected and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” If an issuer “calls” its bond before its maturity date during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield.

Fixed-Income Market Risk. Economic and other market developments can adversely affect fixed-income securities markets in the United States, Europe and elsewhere. At times, participants in debt securities markets may develop concerns about the ability of certain issuers of debt securities to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt securities to facilitate an orderly market. Those concerns can cause increased volatility in those debt securities or debt securities markets and the related derivatives markets. Under some circumstances, those concerns could cause reduced liquidity in certain debt securities markets and the related derivative traded securities. A lack of liquidity or other adverse credit market conditions may hamper the Fund’s ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

High Yield Risk. Low-rated and comparable unrated securities (“junk bonds”), while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as speculative with respect to the issuer’s capacity to pay interest and to repay principal. The market values of certain of these securities tend to be more sensitive to individual corporate development and changes in economic conditions than higher quality bonds. In addition, junk bonds tend to be less marketable than higher-quality debt securities because the market for them is not as broad or active. The lack of a liquid secondary market may have an adverse effect on market price and the Fund’s ability to sell particular securities.

Senior Loan Risk. Senior Loans are business loans made to borrowers that may be corporations, partnerships or other entities (each a “Borrower”). These Borrowers operate in a variety of industries and across geographic regions. Investing in Senior Loans involves investment risk and some Borrowers default on their Senior Loan repayments. The risks associated with Senior Loans are similar to the risks of junk bonds, although Senior Loans typically are senior and secured, whereas junk bonds often are subordinated and unsecured. Investments in Senior Loans typically are below investment grade and are considered speculative because of the credit risks of their Borrowers. Such Borrowers are more likely to default on their payments of interest and principal owed, and such defaults could reduce the Fund’s net asset value and income distributions. An economic downturn generally leads to a higher non-payment rate, and a Senior Loan may lose significant value before a default occurs. There is no assurance that the liquidation of the collateral would satisfy the claims of the Borrower’s obligations in the event of the non-payment of scheduled interest or principal, or that the collateral could be readily liquidated.

Main Risks of Foreign Securities

The Fund invests in foreign debt and equity securities. To the extent portfolio securities are issued by foreign issuers or denominated in foreign currencies, the Fund’s investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. Investing outside the U.S. involves different risks than domestic investments. The following risks may be associated with foreign investments: less liquidity; greater volatility; political instability; restrictions on foreign investment and repatriation of capital; less complete and reliable information about foreign companies; reduced government supervision of some foreign securities markets; lower responsiveness of foreign management to shareholder concerns; economic issues or developments in foreign countries; fluctuation in exchange rates of foreign currencies and risks of devaluation; imposition of foreign withholding and other taxes; dependence of emerging market companies upon commodities which may be subject to economic cycles; and emerging market risk such as limited trading volume, expropriation, devaluation or other adverse political or social developments.

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Emerging Market Risk. The Fund will invest in emerging and developing markets and therefore, the risks described above for foreign securities are typically increased. Investments in securities of issuers located in such countries are often speculative and subject to certain special risks. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make the Fund’s investments in such countries illiquid and more volatile than investments in more developed countries, and the Fund can be required to establish special custodial or other arrangements before making investments in these countries. There may be less financial or accounting information available with respect to issuers located in these countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

Main Risks of Derivatives

Derivative instruments (such as swaps, options, futures and forwards) often have risks similar to their underlying currency, security or index, in addition to other risks. The use of derivatives also involves risks different from, and possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is a risk of imperfect correlation between the value of the derivative and the underlying instrument. Derivative instruments may give rise to leverage and losses on derivatives may substantially exceed the initial investment. When used for hedging, the change in value of the derivative may also not correlate specifically with the currency, security or other risk being hedged. Further, since the Fund may invest in derivatives for speculative purposes, losses from speculative positions in a derivative may be much greater than the derivative’s original cost and may be substantial. With over-the-counter derivatives, there is the risk that the other party to the transaction could default. Derivatives may be subject to pricing or “basis” risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of its corresponding instrument.

Foreign Currency Forwards and Options Risk. Foreign currency forward contracts involve the risk that anticipated currency movements will not be accurately predicted, which could result in losses on those contracts and additional transaction costs. The use of forward contracts could reduce performance if there are unanticipated changes in currency prices. Options on foreign currencies are affected by the factors that influence foreign exchange rates and investments generally. The Fund’s ability to establish and close out positions on foreign currency options is subject to the maintenance of a liquid secondary market, and there can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

Short Sale Risk

Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The amount the Fund could lose on a short sale is theoretically unlimited (as compared to a long position, where the maximum loss is the amount invested). The use of short sales also may cause the Fund to have higher expenses than those of other funds due to the payment of dividends and interest, if any, in connection with the short positions as well as the cost to borrow the security.

Small- and Medium-Sized Company Risk

The Fund invests in companies that are smaller, less established, with less liquid markets for their securities, and therefore may be riskier investments. While small- and medium-sized companies generally have the potential for rapid growth, the securities of these companies often involve greater risks than investments in larger, more established companies because small- and medium-sized companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, in many instances the frequency and volume of trading in small- and medium-sized companies is substantially less than is typical of larger companies. The value of securities of smaller, less well known issuers can be more volatile than that of larger issues.

Nondiversification

Because the Fund may invest a greater percentage of assets in a particular issuer or a small number of issuers, it may be subject to greater risks and larger losses than diversified funds. The value of the Fund may vary more as a result of changes in the financial condition or the market’s assessment of the issuers than a more diversified fund.

Allocation Risk

The Fund’s overall risk level will depend on the market sectors and countries in which the Fund is invested and the current interest rate, liquidity and credit quality of such sectors and countries. The Fund may overweight or underweight certain companies, industries, market sectors, or countries, which may cause the Fund’s performance to be more or less sensitive to developments affecting those companies, industries, sectors or countries. The Fund may have significant weightings in a particular issuer, country, sector or industry, which may subject the Fund to greater risks than less focused funds.

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High Rates of Turnover

The Fund may experience high rates of portfolio turnover, which may result in payment by the Fund of above-average transaction costs and could result in the payment by shareholders of taxes on above-average amounts of realized investment gains, including net short-term capital gains, which are taxed as ordinary income for federal income tax purposes. To the extent the Fund engages in short sales (which are not included in calculating the portfolio turnover rate), the transaction costs incurred by the Fund are likely to be greater than the transaction costs incurred by a mutual fund that does not take short positions and has a similar portfolio turnover rate.

Manager Risk

How the investment adviser manages the Fund will impact the Fund’s performance. The Fund may lose money if the investment adviser’s investment strategy does not achieve the Fund’s objective or if the investment adviser does not implement the strategy successfully.

Performance

The Fund’s returns will vary, and you could lose money. The bar chart and table showing the Fund’s annual returns and average annual total returns are not included because the Fund does not have annual returns for a calendar year. When available, the bar chart will show the variability of the Fund’s return over time and the table will show how the Fund’s performance compares to a broad-based market index. Of course, the Fund’s past performance (before and after taxes) is not necessarily an indication of future performance. Updated performance information is available by visiting www.driehaus.com or by calling 1-877-779-0079.

Portfolio Management

Investment Adviser

Driehaus Capital Management LLC (“DCM”)

Portfolio Managers

K.C. Nelson Portfolio Manager of DCM Portfolio Manager of the Fund since 8/13	Adam Abbas Assistant Portfolio Manager of DCM Assistant Portfolio Manager of the Fund since 8/13	Michael Caldwell Assistant Portfolio Manager of DCM Assistant Portfolio Manager of the Fund since 8/13

Purchase and Sale of Fund Shares

Minimum Initial Investment	Minimum Subsequent Investment	Minimum Initial IRA Investment	Minimum Subsequent IRA Investment	Minimum Automatic Investment Plan (Monthly)
$10,000	$2,000	$2,000	$500	$100

In general, you can buy or sell shares of the Fund by regular mail addressed to Driehaus Mutual Funds, c/o UMB Fund Services, Inc., P.O. Box 2175, Milwaukee, WI 53201-2175, or by overnight delivery addressed to Driehaus Mutual Funds, c/o UMB Fund Services, Inc., 803 W. Michigan Street, Milwaukee, WI 53233, or by phone at 1-877-779-0079 on any business day. You may also buy and sell shares through a financial professional.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) or an IRA. If you are investing through a 401(k) plan, assets held through such plan may be taxable upon withdrawal.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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DRH-SP14643